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                                                                    Exhibit 10.3



               AMENDMENT NO. 1 AND CONSENT TO THE CREDIT AGREEMENT

                                                     Dated as of January 4, 2005

          AMENDMENT NO. 1 AND CONSENT TO THE CREDIT AGREEMENT ("Amendment No. 1") among D-R Interholding LLC, a Delaware limited liability company ("Holdings"), Dresser-Rand Group Inc., a Delaware corporation (the "Domestic Borrower"), D-R Holdings (UK) Limited, a corporation organized under the laws of England and Wales (the "UK Borrower"), D-R Holdings (France) S.A.S., a corporation organized under the laws of France (the "French Borrower" and together with the Domestic Borrower and the UK Borrower, the "Borrowers") and each of the Lenders (as defined in the Credit Agreement referred to below) listed on the signature pages hereto.

          PRELIMINARY STATEMENTS:

          (1) Holdings, and the Borrowers have entered into that certain Credit Agreement, dated as of October 29, 2004 (as amended, the "Credit Agreement") with the Lenders party thereto, Citicorp North America, Inc., as Administrative Agent (the "Administrative Agent"), Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as Co-Syndication Agents, Citigroup Global Markets Inc. and Morgan Stanley Senior Funding, Inc. and UBS Securities LLC, as Joint Lead Arrangers and Joint Book Managers and Bear Stearns Corporate Lending Inc. and Natexis Banques Populaires, as Co-Documentation Agents. Capitalized terms not otherwise defined in this Amendment No. 1 have the same meanings as specified in the Credit Agreement.

          (2) Holdings, the Borrowers and the Lenders have agreed, on the terms and conditions stated below, to amend and modify the Loan Documents as set forth herein.

          SECTION 1. Amendments to Loan Documents. The Loan Documents are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by inserting the following new defined terms in correct alphabetical order:

          "Amendment No. 1" means Amendment No. 1 and Consent to the Credit Agreement dated as of January 4, 2005, among Holdings, the Borrowers and each of the Lenders listed on the signature pages thereto.

          "Amendment No. 1 Effective Date" has the meaning specified in Amendment No. 1.

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          (b) Each reference in the Loan Documents to the "UK Borrower" shall, on and after the Amendment No. 1 Effective Date, be deemed to be a reference to the "Domestic Borrower".

          SECTION 2. Consent.

          (a) Each Lender party hereto hereby consents to the assignment by the UK Borrower of its rights and obligations under the Credit Agreement with respect to the Tranche B Dollar Term Loans made to the UK Borrower under the Credit Agreement and any other documents or instruments delivered pursuant thereto and the assumption by the Domestic Borrower of all of the UK Borrower's rights and obligations under the Credit Agreement with respect to the Tranche B Dollar Term Loans made to the UK Borrower under the Credit Agreement and any other documents or instruments delivered pursuant thereto.

          (b) Each Lender party hereto hereby agrees that any amount borrowed or deemed to be borrowed by the UK Borrower or any amount lent or deemed to be lent by the US Borrower in connection with the Intercompany Loan (as defined in the Assumption Agreement) shall not be considered "Indebtedness" or an "Investment" for purposes of Section 6.01 and Section 6.04, respectively, of the Credit Agreement.

          SECTION 3. Conditions of Effectiveness. This Amendment No. 1 shall become effective as of the date when, and only when, (the "Amendment No. 1 Effective Date") each of the following conditions shall have been fulfilled to the satisfaction of the Administrative Agent:

          (a) The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by Holdings, each of the Borrowers and each of the Lenders or, as to any of such Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment No. 1, and the Administrative Agent shall have additionally received all of following documents, each of which (unless otherwise specified) shall be dated the date of receipt thereof by the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender, in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and in sufficient copies for each Lender:

                    (i) Certified copies of all documents evidencing any necessary corporate action and governmental approvals, if any, with respect to this Amendment No. 1, the Consent and the matters contemplated hereby and thereby; and

                    (ii) Executed copies of the Assumption Agreement (the "Assumption Agreement") dated as of January 4, 2005 between D-R Holdings (UK) Limited, as Assignor and Dresser-Rand Group Inc., as Assignee.

          SECTION 4. Release of UK Borrower. Each of the Lenders hereby agrees to release the UK Borrower from all of its obligations under the Credit Agreement with respect to the Tranche B Dollar Term Loans made to the UK Borrower under the Credit Agreement and any other documents or instruments delivered pursuant thereto.
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          SECTION 5. Representations and Warranties of Holdings and the
Borrowers. Each of Holdings and the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance by Holdings and each of the Borrowers of this Amendment No. 1 and the performance by Holdings and each of the Borrowers of the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate action.

          (b) This Amendment No. 1 has been duly executed and delivered by Holdings and each of the Borrowers. This Amendment No. 1 and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings and each of the Borrowers, enforceable against Holdings and each of the Borrowers in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).

          SECTION 6. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Amendment No. 1, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 1.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment No. 1, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents.

          The execution, delivery and effectiveness of this Amendment No. 1 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. Execution in Counterparts. This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

          SECTION 8. Governing Law. This Amendment No. 1 shall be governed by, and construed in accordance with, the laws of the State of New York.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
1 to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                     D-R INTERHOLDING, LLC,
                                     as Holdings


                                     By: /s/ Thomas R. Denison
                                         ------------------------------
                                         Name:  Thomas R. Denison
                                         Title: President



                                     DRESSER RAND GROUP INC., as the Domestic
                                     Borrower


                                     By:  /s/ Stephen A. Riordan
                                          -----------------------------
                                          Name:  Stephen A. Riordan
                                          Title: CFO, Treasurer



                                     D-R HOLDINGS (UK) LTD, as an Initial
                                     Foreign Borrower


                                     By:  /s/ Jean-Francois Marie Chevrier
                                          -------------------------------------
                                          Name:  Jean-Francois Marie Chevrier
                                          Title: Director



                                     D-R HOLDINGS (France) S.A.S., as an Initial
                                     Foreign Borrower


                                     By:  /s/ Jean-Francois Marie Chevrier
                                          -------------------------------------
                                          Name:  Jean-Francois Marie Chevrier
                                          Title: President